                                                                    EXHIBIT 10.2









                             WESTFIELD HOLDINGS  LIMITED
                                  (ACN 001 671 496)
                                     ("MANAGER")

                               WESTFIELD AMERICA, INC.
                                  ("OPTION HOLDER")






                                   WHL OPTION DEED






                                    MINTER ELLISON
                                       Lawyers
                                   44 Martin Place
                                  SYDNEY  NSW  2000

                                    DX 117 SYDNEY
                               Telephone  (02) 210 4444
                               Facsimile  (02) 235 2711
                                  Reference 10501485

                                   WHL OPTION DEED


DEED dated                                                                  1997


BETWEEN WESTFIELD HOLDINGS LIMITED ACN 001 671 496 of Level 24, 100 William Street, Sydney NSW ("WHL")

AND WESTFIELD AMERICA, INC a Missouri corporation of 11601 Wilshire Boulevarde, 12th Floor, Los Angeles CA 90025, USA ("OPTION HOLDER")

RECITALS

WHL has agreed to grant to the Option Holder WHL Options on the terms and conditions of this Deed.

OPERATIVE PROVISIONS

1.  DEFINITIONS

    "ASX" means Australian Stock Exchange Limited.

    "BUSINESS HOURS" means the hours between 9am and 5pm, (Sydney time) excluding weekends and New South Wales public holidays.

    "COMPLETION DATE" means the date which the United States initial public offering of common stock of Westfield America, Inc is completed.

    "EXERCISE PERIOD" means, the period:

    (a) commencing on the date which is the third anniversary after the Completion Date;

    (b)  expiring on:

         (i) the date being the fifth anniversary after the Completion Date, or

         (ii) if the Corporations Laws is amended so as to permit the WHL

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                                          2

         Options to have a term of seven of more years, then the date being the seventh anniversary after the Completion Date.

    "EXPERT" means an independent, international investment banking firm agreed to by the WHL and the Option Holder, or (in default of agreement), an independent, international investment banking firm nominated (at the request of any party) by the President or the head for the time being of the Australian Institute of Chartered Accountants.

    "FINANCIAL YEAR" means a 12 month period from 1 January to 31 December.

    "NOTICE OF EXERCISE" means a notice in the form set out in ANNEXURE A to the Schedule.

    "OPTION CONSIDERATION" means A$2.00 per WHL Option.

    "OPTION TERMS" means the terms of the WHL Options as  set out in SCHEDULE
    1.

    "WHL OPTION" means an option granted by WHL under CLAUSE 2 to the Option Holder to subscribe for one (1) WHL Ordinary Share.

    "WHL ORDINARY SHARES" means ordinary shares in WHL which are fully paid.

2.  GRANT OF WHL Options

2.1 WHL agrees to grant on the Completion Date to the Option Holder 9.8 million WHL Options and the Option Holder agrees to pay the Option Consideration to WHL on the Completion Date in respect of each WHL Option. WHL Options will have the terms set forth in the Option Terms.

2.2 WHL will:

    (a)  register the issue of WHL Options to the Option Holder; and

    (b) issue and deliver WHL Options, as evidenced by Option Certificates in accordance with the Schedule hereto, to the Option Holder.

3.  PREREQUISITES TO EXERCISE OF OPTIONS

3.1 A WHL Option may not be exercised (and WHL will be under no obligation to issue a WHL Ordinary Share in respect of any WHL Option) unless the Option Holder complies in all material respects with all WHL Option Terms.

3.2 If the Option Holder wishes to exercise a WHL Option and:

    (a)  gives a Notice of Exercise; and

    (b) otherwise complies in all material respects with the requirements for exercise of Options, as set out in the WHL Option Terms,

    WHL must comply with the provisions of this Deed and of the WHL Option Terms in respect of the exercise of the WHL Options.

4.  REPRESENTATIONS AND COVENANTS

4.1 WHL represents and warrants for the benefit of the Option Holder that:

    (a) all WHL Options granted under this Deed have been duly authorised, validly issued and outstanding, and are entitled to the rights under this Deed;

    (b) the WHL Ordinary Shares issuable upon exercise of the WHL Options will be duly authorised, validly issued, fully paid and non-assessable;

    (c) there are no pre-emptive or similar rights to purchase any such WHL Ordinary Shares upon exercise on the part of any holders of any class of securities of WHL;

    (d) this Deed has been duly authorised, executed and delivered by WHL and is a valid and binding obligation of WHL enforceable in accordance with the terms of this Deed; and

    (e) WHL will ensure that at all times while WHL Options are outstanding, WHL will have sufficient authorised and unissued share capital available for issue upon exercise of Options and all other options outstanding with respect to WHL Ordinary Shares.

4.2 (a)  WHL covenants that if prior to the expiration of the Exercise Period:

         (i) an application is filed seeking an order for the winding up of WHL; or

         (ii) the board of directors of WHL resolves to convene (or WHL receives a requisition from shareholders, which requires it to convene) a meeting of members of WHL to consider the passing of a resolution for the winding up of WHL,

         WHL will immediately give written notice to the Option Holder of the application, resolution or requisition (as the case may be) and at any time after the date of such notice but before WHL is wound up, the Option Holder may exercise one or more of its WHL Options in accordance with the provisions of this Deed.

    (b) WHL covenants that, until the expiration of the Exercise Period, prior to any reorganisation or reconstruction of the share capital of WHL (contemplated by paragraph 8.1 of the Option Terms), it will provide not less than 30 days prior written notice of such reorganisation or reconstruction to the Option Holder and the Option Holder shall have the right at any time following delivery of such notice to exercise its WHL Options.

4.3 WHL covenants that it will use its best endeavours to ensure that the WHL Ordinary Shares issued on exercise of the WHL Options are officially quoted on the Australian Stock Exchange, immediately on issuance and that such official quotation is maintained.

5.  REGISTER OF OPTION HOLDERS

5.1 WHL covenants and agrees that it will maintain a register of Option Holders and the Option Holder may:

    (a)  inspect such register at any time during business hours; and

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                                          5

    (b)  obtain copies of such register.

5.2 WHL must send to the Option Holder copies of all notices, accounts and other statements sent to holders of WHL Ordinary Shares.

5.3 For the purposes of CLAUSE 5.2, notices, accounts and other statements sent to joint Option Holders will be deemed to be sent to all those Option Holders, if sent to the Option Holder named first on the register.

5.4 If the Option Holder:

    (a)  has lost a certificate in respect of any WHL Options; and

    (b) provides WHL with a statutory declaration of loss in respect of such certificate,

    WHL shall cancel the lost certificate and issue a replacement certificate to the Option Holder.

5.5 The parties acknowledge that there is currently no intention to apply for quotation of the WHL Options on any stock exchange.

6.  ASSIGNMENT

    A party must not assign this Deed or any right under this Deed without the prior written consent of the other party.

7.  DISPUTES

7.1 If a dispute arises between the parties in relation to an adjustment to the number of WHL Options held by the Option Holder or any other adjustment to be made pursuant to PARAGRAPHS 7 and 8 of the Option Terms either party is entitled to refer the dispute (but no other disputes) to an Expert.

7.2 The Expert must:

    (a) resolve the dispute in a timely manner as an expert and not as an arbitrator;

    (b) determine the party or parties responsible for paying the costs of the Expert having regard to his findings concerning resolution of the dispute.

7.3 The determination of the Expert will be final and binding on the parties.

8.  COSTS AND STAMP DUTY

8.1 The Option Holder must pay all stamp duty on this Deed and any stamp duty payable on exercise of the WHL Options.

8.2 Each party shall pay its own costs in relation to the preparation and execution of this Deed.

9.  FURTHER ACTION

9.1 Each party to this Deed must:

    (a) use reasonable efforts to do all things necessary or desirable to give full effect to this Deed; and

    (b) refrain from doing anything that might hinder performance of this Deed.

10. GOVERNING LAW AND JURISDICTION

10.1 This Deed is governed by the law applicable in New South Wales, Australia.

10.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia.

11. SERVICE OF PROCESS

11.1 The Option Holder appoints Minter Ellison (attention Mr Leigh Brown) of 44 Martin Place, Sydney as its agent to accept on its behalf service of initiating process in any proceedings relating to or arising out of this Deed ("PROCESS AGENT").

11.2 The Option Holder may from time to time appoint a replacement of the Process

Agent or any replacement Process Agent by giving notice to each other party.

12. NOTICES

12.1 A party giving notice or notifying under this Deed must do so in writing:

    (a) directed to the recipient's address specified in this CLAUSE 12, as varied by any notice; and

    (b)  hand delivered or sent by prepaid post or facsimile to that address.

    The parties' addresses and facsimile numbers are:

    WHL:           Westfield Holdings Limited
                   Level 24, Westfield Tower
                   100 William Street
                   SYDNEY   NSW  2011
                   Facsimile Number:  (02) 9358 7077


    OPTION HOLDER:      Westfield America, Inc
                   11601 Wilshire Boulevarde
                   12th Floor, Los Angeles CA 90025
                   USA
                   Facsimile Number:  310 444 9071

12.2     A notice given in accordance with CLAUSE 12.1 is taken to be received:

    (a)  if hand delivered, on delivery;

    (b)  if sent by prepaid post, 5 days after the date of posting;

    (c) if sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within eight business hours after that transmission, the recipient informs the sender that it has not received the entire notice.

12.3 WHL will promptly deliver to the Option Holder copies of any notice changing the foregoing addresses.

13  INTERPRETATION

    In this Deed, unless the contrary intention appears:

    (a) headings are for ease of reference only and do not affect the meaning of this Deed;

    (b) the singular includes the plural and vice versa and words importing a gender include other genders;

    (c) other grammatical forms of defined words or expressions have corresponding meanings;

    (d) a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this Deed and a reference to this Deed includes any schedules and annexures;

    (e) a reference to a document or agreement, including this Deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

    (f) a reference to "A$", "$A", "dollar" or "$" is a reference to Australian currency;

    (g) a reference to a specific time for the performance of an obligation is a reference to that time in the State, Territory or other place where that obligation is to be performed;

    (h) a reference to a party includes its executors, administrators, successors and permitted assigns;

    (i) words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies; and

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                                          9

    (j) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable.

14  AMENDMENT

    This Deed may be amended only in writing signed by each party.


EXECUTED as a deed.




THE COMMON SEAL of WESTFIELD                   )
HOLDINGS LIMITED is affixed in                 )
accordance with its articles of association in )
the presence of                                )



------------------------------------   -------------------------------------
Secretary                                   Director


------------------------------------   -------------------------------------
Name of director (print)                    Name of secretary (print)

SIGNED SEALED AND DELIVERED          )
by WESTFIELD AMERICA INC             )
through its duly authorised          )
representative [           ] in the  )
presence of                          )




----------------------------------   -------------------------------------
Signature of witness                 WESTFIELD AMERICA INC

----------------------------------
Name of witness (print)

                                       SCHEDULE

                                WHL OPTION CERTIFICATE


                                  CERTIFICATE NUMBER

                      WESTFIELD HOLDINGS LIMITED ACN 001 671 496



                              WHL OPTION CERTIFICATION



NUMBER OF OPTIONS        CLASS           DISTINCTIVE NUMBERS


[       ]             WHL Options        FROM   [             ]

                                         TO     [             ]


These WHL Options are issued in accordance with the WHL Option Terms annexed.

This is to certify that:

    (a)  [                       ] of [                        ] is, subject to
         the terms of the WHL Option Terms annexed, the registered holder of the WHL Options set out in the panel above; and

    (b) all of the terms and conditions of the WHL Option Deed and the WHL Option Terms are incorporated herein by reference for the benefit of the Option Holder.


SIGNED FOR AND ON BEHALF of Westfield Holdings Limited,

                                                                          1-2


                             ---------------------------------------
                             Authorised Person


                             ---------------------------------------
                             Witness

                                                                          1-3

                                   WHL OPTION TERMS

                              (Attached to Certificate)

1.  ENTITLEMENT

    Each WHL Option will entitle the Option Holder to subscribe for one (1) WHL Ordinary Share.

2.  EXERCISE PERIOD

    A WHL Option may be exercised at any time during the Exercise Period.

3.  PREREQUISITE TO EXERCISE

    Each WHL Option must be exercised as part of a parcel of WHL Options which, on exercise, entitles the Option Holder to WHL Ordinary Shares having a value not less than the minimum amount required under the Corporations Law (currently $A500,000) for the issue by WHL of WHL Ordinary Shares on exercise of such WHL Options to constitute an excluded issue pursuant to SECTION 66(2)(A) of the Corporations Law (or any successor statute).

4.  MANNER OF EXERCISE

4.1 In this PARAGRAPH 4,

                                                                          1-4

    "EXERCISE PRICE" means a price equal to the weighted average of the selling prices for WHL Ordinary Shares traded on the ASX during the 20 business days preceding the Completion Date.

    "MARKET VALUE" the weighted average of the selling prices of WHL Ordinary Shares on the ASX traded during the 20 business days immediately preceding the date that the WHL Options are exercised.

    "PROFIT ELEMENT" means the Australian dollar amount by which the Exercise Price of the number of the WHL Options exercised is less than the Market Value of the number of WHL Shares (adjusted as provided in PARAGRAPHS 7 and 8) that the Option Holder would be entitled to acquire if such WHL Options had been exercised in the manner described in PARAGRAPH 4.2(A).

4.2 During the Exercise Period, the Option Holder may exercise the WHL Options in whole or in part by:

    (a) giving an irrevocable Notice of Exercise to WHL and tendering to WHL on the Exercise Date a bank cheque or cleared funds for the Exercise Price and WHL will issue to the Option Holder on the Exercise Date one ordinary share in WHL for each WHL Option exercised (subject to any adjustment referred to PARAGRAPHS 7 AND 8); or

    (b) giving an irrevocable Notice of Exercise to WHL to acquire a number of WHL Ordinary Shares that has an aggregate Market Value equal to the Profit Element ("THE PREMIUM NUMBER").

4.3 If the Option Holder exercises the WHL Options on the basis described in PARAGRAPH 4.2(B), WHL may either:

    (a) issue to the Option Holder on the Exercise Date the premium number of WHL Ordinary Shares and apply the Option Consideration in payment of the nominal value and any premium in respect of those WHL Ordinary Shares; or

    (b) pay to the Option Holder on the Exercise Date an amount of cleared funds in Australian dollars equal to the Profit Element.

                                                                          1-5

4.4 A Notice of Exercise must specify a date (being not less than six and not more than 30 days from the date of the Notice of Exercise) on which it wishes to exercise WHL Options ("EXERCISE DATE").

4.5 Option Holder may request advance notice of WHL's election under paragraph 4.3(a) or 4.3(b) above upon an exercise of the WHL Option under paragraph 4.2(b) above. Upon such a request, WHL shall advise the Option Holder of the election under paragraph 4.3(a) or 4.3(b) that WHL will make if the WHL Option is exercised by Option Holder under paragraph 4.2(b) within the following 30 days.

5.  RANKING OF WHL ORDINARY SHARES ON EXERCISE OF WHL OPTIONS

    A WHL Ordinary Share allotted on exercise of an WHL Option will rank in all respects equally with the existing WHL Ordinary Shares on issue at the date of allotment.

6.  RESTRICTION ON TRANSFER

    The WHL Options will not be assignable other than with the prior written consent of WHL (which may be given or withheld by WHL in its absolute discretion) to a written request by the Option Holder for permission to transfer the WHL Options in whole or in part.

7   NEW ISSUES

7.1 The entitlement to WHL Ordinary Shares conferred by the WHL Options will be subject to adjustment to reflect any bonus issue made to the holders of WHL Ordinary Shares on the basis of the number of WHL Ordinary Shares that would have been received by the Option Holder if the WHL Options had been exercised before the record date for that bonus issue.

7.2 The Option Holder is entitled to subscribe for WHL Ordinary Shares or other securities as part of any pro rata rights issue by WHL that may be made to the holders of WHL Ordinary Shares with such subscription being made:

    (a) on the same basis that holders of WHL Ordinary Shares are entitled to participate in the rights issue; and

    (b) as if the WHL Options had been exercised prior to the record date for that rights issue.

8.  REORGANISATION

                                                                          1-6

8.1 In the event of a reorganisation or reconstruction of the share capital of WHL (including without limitation, any consolidation, share split or share dividend, subdivision or reduction or return of capital or other capital distribution, or any similar capital transaction other than ordinary periodic cash dividends) prior to exercise, the entitlement to either or both:

    (a)  WHL Ordinary Shares conferred by the WHL Options; and

    (b)  the exercise price of the WHL Options (if applicable),

    will be dealt with as follows:

         (i) in a consolidation of capital - the number of WHL Options will be consolidated in the same ratio as the ordinary capital of WHL and the exercise price will be amended in inverse proportion to that ratio;

         (ii) in a subdivision of WHL's capital or a share dividend - the number of WHL Options must be subdivided in the same ratio as the ordinary WHL capital and the exercise price of the WHL Option will be amended in inverse proportion to that ratio;

         (iii) in a reduction of par value of WHL Ordinary Shares by a return of capital - the number of WHL Options will remain the same, and the exercise price of each WHL Option will be reduced by the same amount as a reduction of the par value of each WHL ordinary share;

         (iv) in a reduction of par value of WHL Ordinary Shares by a cancellation of share capital that is lost or is not represented by available assets - the number of WHL Options and the exercise price of each WHL Option will remain unaltered;

         (v) in a pro rata cancellation of WHL share capital - the number of WHL Options will be reduced in the same ratio as the ordinary WHL capital and the exercise price of each WHL Option will

                                                                          1-7
                   be amended in inverse proportion to that ratio; and

         (vi) in any other case, the number of WHL Options or the exercise price (if applicable) or both must be reorganised in a manner that is fair and reasonable to the Option Holder so that the Option Holder will not receive a benefit or suffer a detriment that the holders of WHL Ordinary Shares do not receive, and the holders of WHL Ordinary Shares do not receive a benefit or suffer a detriment that the Option Holder does not receive.

8.2 If prior to exercise of the WHL Options, WHL:

    (a)  is merged or consolidated into a new entity; or

    (b)  transfers all or substantially all of its assets to another entity,

    then, the entitlement of the holder of WHL Options to acquire WHL Ordinary Shares will be appropriately adjusted so that such holder will not be disadvantaged. Such adjustment will include the receipt of an entitlement to securities in the new entity or the transferee entity or cash as if the WHL Options had been exercised immediately prior to such transaction occurring. Prior to any such merger or consolidation or transfer of all or substantially all of its assets, WHL shall obtain all necessary approvals and comply with all applicable laws and ASX Listing Rules to permit the adjustments required pursuant to this PARAGRAPH 8.2.

8.3 Nothing in these Option Terms prevents a WHL Option being reorganised as required by the ASX Listing Rules on a reorganisation or reconstruction of the share capital of WHL.

9.  RIGHT TO VOTE

    A WHL Option does not confer on the Option Holder any right to vote at a meeting of WHL. WHL Ordinary Shares issued on exercise of WHL Options will have the same voting rights as other WHL Ordinary Shares on issue.

                                                                          1-8

10. SECURITIES LAW RESTRICTION

10.1 The Option Holder acknowledges that the WHL Options have not been registered under the US SECURITIES ACT of 1933, as amended (the "US SECURITIES ACT").

10.2 The Option Holder acknowledges that WHL Ordinary Shares issuable upon exercise of the WHL Options will not be registered under the US SECURITIES ACT and may not be offered or sold by the Option Holder after exercise of a WHL Option except:

    (a) pursuant to an effective registration statement under the US SECURITIES ACT or pursuant to an exemption from the registration requirements thereunder;

    (b) outside the United States to non-US persons (which term shall include US dealers or other professional fiduciaries acting on a discretionary basis for non-US beneficial owners (other than an estate or trust)) in reliance upon Rules 901, 903 and 904 of the Regulations under the US SECURITIES ACT or otherwise in compliance with applicable securities law;

    (c) in "regular way transactions" on the ASX, provided that neither the seller, nor any person acting on its behalf, knows that the transaction has been pre-arranged with a buyer that is a US person or is located in the US; or

    (d)  as otherwise agreed by WHL.

10.3 The Option Holder acknowledges and agrees that the WHL Ordinary Shares issuable upon exercise of the WHL Options may not be transferred if, directly as a result of such transfer, WHL would be required to register the WHL Ordinary Shares under the US Securities Exchange Act of 1934, as amended.

10.4 The foregoing restrictions shall be noted in the share register maintained by WHL and may (at WHL's discretion) be noted in certificates representing WHL Ordinary Shares. WHL agrees that it will cause any notation to be removed from the share register and the share certificates at such time as the WHL Ordinary Shares may be transferred without restriction under applicable law.

                                                                          1-9

Ordinary Shares may be transferred without restriction under applicable law.

                             ANNEXURE A (TO THE SCHEDULE)

                                  NOTICE OF EXERCISE


TO:      WESTFIELD HOLDINGS LIMITED


NUMBER OF WHL OPTIONS

Westfield America, Inc. a Missouri Corporation of
____________________________gives notice that it wishes to exercise [    ] WHL
Options registered in its name on [          ], being a date not less than [6]
and not more than [30] days after the date of this Notice ("EXERCISE DATE").

MANNER OF EXERCISE  [DELETE ALTERNATIVE WHICH IS NOT APPLICABLE]

A. This Notice of Exercise is given pursuant to PARAGRAPH 4.2(A) of the WHL Option Terms and a bank cheque for the Exercise Price in respect of the number of WHL Options exercised is attached to this notice.

B. This Notice of Exercise is given pursuant to PARAGRAPH 4.2(B) of the WHL Option Terms.

CONFIRMATION

Westfield America, Inc. confirms that:

    (a)  this Notice of Exercise is irrevocable;

    (b) it has read the restrictions on exercise of WHL Options and on transferability of units set forth in the WHL Option Deed. Westfield America, Inc. understands that the WHL Ordinary Shares have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered or sold except as permitted by the WHL Option Deed or the WHL Option Certificate and that such restrictions may be required to be noted in the WHL Ordinary Share register as set forth in the WHL Option Deed. Westfield America Inc. agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if it should reoffer, resell, pledge or transfer any WHL Ordinary Shares, we will do so only in accordance with the WHL Option Deed or the WHL Option Certificate.


DATED: __________________________
SIGNED by WESTFIELD AMERICA,               )
INC through its duly authorised            )
representative [      ] in the presence of )




---------------------------------------      ---------------------------------
Signature of witness                         WESTFIELD AMERICA, INC

---------------------------------------
Name of witness (print)